Exhibit 99.1

UTStarcom Releases Financial Results for the First Quarter of 2010

ALAMEDA, Calif., May 4, 2010 — UTStarcom, Inc. (Nasdaq: UTSI), today reported financial results for the first quarter of 2010 ended March 31, 2010.

“Revenue results for the first quarter were in line with expectations. We achieved improved bottom line results compared with the same period a year ago due to the significant changes we have made to our cost structure,” said Peter Blackmore, UTStarcom’s chief executive officer and president.  “We will continue to improve our cost structure and build bookings to put UTStarcom on the path to profitability.”

First quarter 2010 Financial Results

Net sales for the first quarter 2010 were $81 million as compared to $119 million in the first quarter of 2009. Gross margins for the first quarter 2010 were 34% as compared to 18% in the first quarter of 2009. The operating loss for the first quarter of 2010 and 2009 was $19 million and $59 million, respectively.

The GAAP net loss attributable to UTStarcom for the first quarter of 2010 was $16 million, or a loss of $0.12 per share, as compared to a loss of $67 million, or $0.54 per share in the first quarter of 2009.

The following significant items affected the first quarter 2010 GAAP operating expenses of $46 million:

• A $7.5 million restructuring charge primarily related to restructuring initiatives announced in June 2009.

• A $1.8 million gain related to the sale of a legacy business.

Net cash, cash equivalents and short-term investments as of March 31, 2010 was $235 million compared to $267 million on December 31, 2009.

1

Non-GAAP Results

To enable a comparison of the financial results for the Company on a year-over-year basis the Company has prepared certain non-GAAP results which present the Company’s results as if both the divestiture of PCD and the wind-down of the Company’s Korea-based handset operations were completed as of the beginning of the earliest period presented prior to each time-period presented.

The first quarter 2010 non-GAAP revenue was $78 million, the non-GAAP gross margin was 34% and the non-GAAP operating loss was $19 million. This compares to the first quarter 2009 non-GAAP revenue of $80 million, the non-GAAP gross margin of 24% and the non-GAAP operating loss of $59 million.

Conference Call

The Company will host a conference call to discuss the results at 2:00 p.m. (PST) / 5:00 p.m. (EST) on May 4, 2010 and 5:00 a.m. China time on May 5, 2010.

The conference call dial-in numbers are as follows: United States 877-405-3429; International 702-928-6906. The conference ID number is 6798-7937.

A replay of the call will be available for 7 days. The conference call replay numbers are as follows: United States — 800-642-1687; International — 706-645-9291. The Access Code is 6798-7937.

Investors will also have the opportunity to listen to the conference call and the replay over the Internet through the investor relations section of UTStarcom’s Web site at: http://www.utstar.com.

To listen to the live call, please go to the Web site at least 15 minutes early to register, and to download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will also be available on this site.

Discussion of Non-GAAP Financial Measures

On July 1, 2009, the Company divested its Personal Communications Division (“PCD”) which has historically represented a significant portion of the Company’s revenues. On December 18, 2009, the Company announced actions to wind down its Korea-based handset manufacturing operations. To enable a comparison of the financial results for the Company on a year-over-year and a quarter-over-quarter basis the Company has prepared certain non-GAAP results which present the Company’s results as if both the divestiture of PCD and the wind down of the Company’s Korea-based handset operations were completed prior to each time period presented. The reconciliation between GAAP and these non-GAAP financial measures is provided at the end of this press release and on the Company’s website.

In addition, these non-GAAP measures are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

2

About UTStarcom, Inc.

UTStarcom is a global leader in IP-based, end-to-end networking solutions and international service and support. The Company sells its solutions to operators in both emerging and established telecommunications markets around the world. UTStarcom enables its customers to rapidly deploy revenue-generating access services using their existing infrastructure, while providing a migration path to cost-efficient, end-to-end IP networks.

Founded in 1991 and headquartered in Alameda, California, the Company has research and development operations in the United States, China, and India. For more information about UTStarcom, visit the Company’s Web site at http://www.utstar.com.

Forward-Looking Statements

This release includes forward-looking statements, including statements regarding the Company’s strategy to reduce operating expenses, achieve profitability, investment in selective products and certain geographic regions and transition to a new business model. These statements are forward-looking in nature and subject to risks and uncertainties that may cause actual results to differ materially. These risks include the ability of the Company to realize anticipated results of operational improvements, increase bookings, successfully transition to a new management team and headquarters location and execute on its business plan as well as risk factors identified in its latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission. The Company is in a period of significant transition and in the conduct of its business is exposed to additional risks as a result. All forward-looking statements included in this release are based upon information available to the Company as of the date of this release, which may change, and we assume no obligation to update any such forward-looking statement.

3

UTStarcom, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(Unaudited)

	March 31,	December 31,
	2010	2009
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$234,720	$266,881
Accounts and notes receivable, net	45,218	43,773
Inventories and deferred costs	199,474	202,753
Prepaids and other current assets	73,945	74,354
Total current assets	553,357	587,761
Long-term assets:
Property, plant and equipment, net	129,168	130,612
Long-term deferred costs	173,673	184,978
Other long-term assets	26,791	25,760
Total assets	$882,989	$929,111

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$42,333	$54,115
Customer advances	131,734	120,364
Deferred revenue	170,487	170,777
Other current liabilities	137,763	147,914
Total current liabilities	482,317	493,170
Long-term liabilities:
Long-term deferred revenue and other liabilities	159,955	179,790
Total liabilities	642,272	672,960

Total equity	240,717	256,151
Total liabilities and equity	$882,989	$929,111

UTStarcom, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three months ended March 31,
	2010	2009

Net sales	$80,847	$119,340
Cost of net sales	53,638	97,688
Gross profit	27,209	21,652

Operating expenses:
Selling, general and administrative	30,190	54,180
Research and development	10,023	21,508
Restructuring charges	7,507	4,819
Net gain on divestiture	(1,752)	—
Total operating expenses	45,968	80,507

Operating loss	(18,759)	(58,855)

Interest income, net	278	459
Other income (expense), net	4,867	(7,214)
Loss before income taxes	(13,614)	(65,610)
Income taxes expense	(2,353)	(1,824)
Net loss	(15,967)	(67,434)

Net loss attributable to noncontrolling interest	4	1
Net loss attributable to UTStarcom, Inc.	$(15,963)	$(67,433)

Net loss per share attributable to UTStarcom, Inc. - Basic and Diluted	$(0.12)	$(0.54)

Weighted average shares used in per share calculation:
Basic and Diluted	129,415	125,731

UTStarcom, Inc.

Condensed Consolidated Statements of Cashflows

(in thousands)

(Unaudited)

	Three months ended March 31,
	2010	2009

Net cash used in operating activities	$(46,711)	$(12,007)

Cash flows from investing activities:
Property, plant and equipment, net	(470)	(1,055)
Deposit received on pending sale of building	6,583	—
Proceeds from divestitures	1,500	—
Proceeds from settlement of an investment interest	422	—
Purchase of an investment interest	(563)
Change in restricted cash	4,995	2,068
Short-term investments, net	758	3,286
Other	814	301
Net cash provided by investing activities	14,039	4,600
Cash flows from financing activities:
Other	(25)	(163)
Net cash used in financing activities	(25)	(163)
Effect of exchange rate changes on cash and cash equivalents	1,295	(2,463)
Net decrease in cash and cash equivalents	(31,402)	(10,033)
Cash and cash equivalents at beginning of period	265,843	309,603
Cash and cash equivalents at end of period	$234,441	$299,570

UTSTARCOM, INC.

May 4, 2010 Conference Call

RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted  non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Year ended	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended
	31-Dec-08	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10
GAAP Revenue (a)	$1,641	$119	$80	$71	$116	$386	$80.8

Less: PCD Segment Revenue (b)	$880

Less: Korea Handset Sales to PCD (c)	$127	$39	$(3)	$8	$12	$56	$2.5

Non-GAAP Revenue	$634	$80	$83	$63	$104	$330	$78.3

(a) GAAP Revenue for each period is the consolidated revenue as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated revenue for the quarter ended March 31, 2010, which is derived from the unaudited Statements of Operations of the Company

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Prior to the July 1, 2008 divestiture of PCD, Korea handset did not record revenue for units shipped to PCD as this activity was an intercompany transfer. After July 1, 2008 this activity was recorded as a third party sale in the Handset segment.

UTSTARCOM, INC.

May 4, 2010 Conference Call

RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Year ended	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended
	31-Dec-08	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10
GAAP Gross Profit (a)	$261	$22	$(16)	$24	$35	$65	$27.2
GAAP Gross Margin %	16%	18%	(20)%	34%	30%	17%	34%

Less: PCD Segment Gross Profit (b)	$69					—

Less: Korea Handset Gross Profit from Sales to PCD (c)	$4	$3	$(28)	$2	$2	$(21)	$0.6

Non-GAAP Gross Profit	$188	$19	$12	$22	$33	$86	$26.6
Non-GAAP Gross Margin %	30%	24%	14%	35%	32%	26%	34%

(a) GAAP Gross Profit and GAAP Gross Margin % for each period is the consolidated gross profit and gross margin % as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated gross profit and gross margin % for the quarter ended March 31, 2010, which is derived from the unaudited Statements of Operations of the Company

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Prior to the July 1, 2008 divestiture of PCD, Korea handset earned a gross profit on the intercompany transfer of inventory to PCD. This gross profit was recorded in the Handset segment.  After July 1, 2008 this activity was recorded as a third party transaction.

UTSTARCOM, INC.

May 4, 2010 Conference Call

RECONCILIATION OF GAAP OPERATING EXPENSE TO NON-GAAP OPERATING EXPENSE

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Year ended	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended
	31-Dec-08	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10
GAAP Operating Expense (a)	$437	$81	$70	$58	$76	$285	$46.0

Less: PCD Operating Expense (b)	$15						—

Less: Korea Handset Operating Expense (c)	$34	$3	$2	$1		$6	$0.0

Non-GAAP Operating Expense	$388	$78	$68	$57	$76	$279	$46.0

(a) GAAP Operating Expense for each period is the consolidated operating expense as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated operating expense for the quarter ended March 31, 2010, which is derived from the unaudited Statements of Operations of the Company

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Both prior to and after the July 1, 2008 divestiture of PCD, all direct operating expense relating to Korea handset has been recorded in the Handset segment.

UTSTARCOM, INC.

May 4, 2010 Conference Call

RECONCILIATION OF GAAP OPERATING LOSS TO  NON-GAAP OPERATING LOSS

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Year ended	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended
	31-Dec-08	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10
GAAP Operating Loss (a)	$(176)	$(59)	$(85)	$(34)	$(41)	$(219)	$(18.8)

Less: PCD Operating Profit (b)	$53	—	—	—	—	—	—

Less: Korea Handset Operating Income (Loss) (c)	$(30)	—	$(30)	$1	$2	$(27)	$0.6

Non-GAAP Operating Loss	$(199)	$(59)	$(55)	$(35)	$(43)	$(192)	$(19.4)

(a)  GAAP Operating Loss for each period is the consolidated operating loss as reported on Form 10-Q or Form 10-K, as applicable, for such period, except for the consolidated operating loss for the quarter ended March 31, 2010, which is derived from the unaudited Statements of Operations of the Company

(b) Effective July 1, 2008 the PCD segment was divested by the Company.

(c) Both prior to and after the July 1, 2008 divestiture of PCD, the operating loss relating to Korea handset has been recorded in the Handset segment.

UTSTARCOM, INC.

May 4, 2010 Conference Call

ABBREVIATED NON-GAAP P&L STATEMENT (a)

($ in millions)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, UTStarcom uses certain non-GAAP measures which are adjusted to present those metrics as if both PCD had been divested and the Korea handsets business had been wound down prior to each time period reflected below.  We believe this enables year over year comparisons to our recent financial results.  These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of UTStarcom’s underlying results and trends.  In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States.

	Year ended	Qtr ended	Qtr ended	Qtr ended	Qtr ended	Year ended	Qtr ended
	31-Dec-08	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09	31-Mar-10
Non-GAAP Revenue	$634	$80	$83	$63	$104	$330	$78.3

Non-GAAP Gross Profit	188	$19	$12	$22	$33	$86	$26.6
Non-GAAP Gross Margin %	30%	24%	14%	35%	32%	26%	34%

Non-GAAP Operating Expense	388	$78	$68	$57	$76	$279	$46.0

Non-GAAP Operating Loss	$(199)	$(59)	$(55)	$(35)	$(43)	$(192)	$(19.4)

(a) Please refer to the preceding reconciliation tables for the adjustments to GAAP Revenue, Gross Profit, Operating Expense and Operating Loss.